Exhibit 99.1

For Immediate Release

January 28, 2021

Company Contact: Ryan M. Albano EVP and Chief Financial Officer ryan.albano@broadstone.com 585.287.6498

Broadstone Net Lease, Inc. Schedules Fourth Quarter and Full Year 2020 Earnings Release and Conference Call

ROCHESTER, N.Y. – Broadstone Net Lease, Inc. (NYSE: BNL) (“BNL” or the “Company”) today announced that it will release its financial and operating results for the quarter and full year ended December 31, 2020 after the market closes on Wednesday, February 24, 2021. The Company will host its earnings conference call and audio webcast on Thursday, February 25, 2021, at 1:00 p.m. Eastern Time.

Conference Call and Webcast Details

To access the live webcast, which will be available in listen-only mode, please visit: https://services.choruscall.com/links/bnl210225.html. If you prefer to listen via phone, please dial: 1-888-349-0109 and request to join the Broadstone Net Lease, Inc. call. International callers may dial 1-412-542-4109, and Canadian participants may dial 1-855-669-9657.

A replay of the conference call webcast will be available approximately one hour after the conclusion of the live broadcast. To listen to a replay of the call, please visit: http://investors.bnl.broadstone.com.

About Broadstone Net Lease, Inc.

BNL is an internally-managed REIT that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. The Company utilizes an investment strategy underpinned by strong fundamental credit analysis and prudent real estate underwriting. As of December 31, 2020, BNL’s diversified portfolio consisted of 640 properties in 41 U.S. states and one property in Canada across the industrial, healthcare, restaurant, office, and retail property types, with an aggregate gross asset value greater than $4 billion.

Cautionary Statements Concerning Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “would be,” “believe,” “continue,” or other similar words. Forward-looking statements involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results and/or negatively impact our credit rating, including, without limitation, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. These

Exhibit 99.1

and other risks, assumptions, and uncertainties are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which BNL filed with the SEC on February 27, 2020, and updated in BNL’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30, and September 30, 2020, which BNL filed with the SEC on May 7, August 4, and November 5, 2020, respectively. These documents, which you are encouraged to read, are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not currently intend to, update any forward-looking statements after the date of this press release, whether as a result of new information, future events, changes in assumptions or otherwise.

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